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                                                               EXHIBIT EX-99.p.3

                     PHILADELPHIA INTERNATIONAL ADVISORS, LP

                             CODE OF ETHICAL CONDUCT

                             (As of April 15, 2002)

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PIA's commitment to ethical conduct is at the heart of our existence. While ethical obligations of the overall organization tend to be neglected in the code of ethics of most businesses, we endeavor to achieve the highest ethical standards in both our business dealings as well as our individual actions. Consequently, we have stated our commitment as an organization as well as established the standard for our Directors and employees ("Employees"). This Code is supplemented by PIA's Code of Professional Responsibility, which provides explanation and assistance on the issues contained in the Code.

I.   PARTNERSHIP POLICY

     PIA is committed to the ethical treatment of all its stakeholders.

     To our EMPLOYEES we are committed to honesty, just management and fairness, to providing a safe and healthy work environment, and respect for the dignity due to everyone.

     To our CLIENTS we are committed to providing reliable and appropriate services, delivered competently, in a timely manner, and for fair compensation.

     To our COMMUNITIES in which we work and live we are committed to acting as concerned and responsible neighbors reflecting all aspects of good citizenship.

     To our PARTNERS we are committed to sound and sustained growth and the prudent use of our assets and resources.

II.  EMPLOYEE POLICY

     In addition to our organizational commitment to ethical conduct, our Employees adopt and follow the following Code of Ethical Conduct.

     A. TRUTH AND HONESTY - Honesty is an essential component of trust. Without trust PIA cannot function effectively. Employees will be truthful in all endeavors; be honest and forthright with one another and with our clients, partners, communities and suppliers. Employees will not make deliberately false or deceptive statements about the organization, their qualifications, or circumstances that might lead to conflicts of interest. Employees will uphold the principle of fairness and be vigilant against conduct which has the intent, capability or effect of being deceptive toward our clients.

     B. RESPECT AND EQUALITY - Employees will recognize the individual rights of all members of the community and display a fair sense of justice. Employees will treat one another with dignity and fairness, appreciating the diversity of our workforce and the uniqueness of each employee.

     C. RESPONSIBILITY AND PERSONAL ACCOUNTABILITY - Employees are encouraged to speak up without fear of retribution and report concerns in

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          the work place, including violations of law, regulation and company policy and to seek clarification and guidance whenever there is doubt.

     D. INTEGRITY - Employees will not merely abide by the law in a technical way but will strive to serve our clients with honest values, avoiding all devices and schemes which prey on human ignorance or gullibility. Employees will put the interests of the client, then the interests of PIA, ahead of their own personal interests.

     E. CITIZENSHIP - Employees must obey all of the laws of the United States and the countries in which we do business. Employees must do their part to improve the communities in which they live.

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                     PHILADELPHIA INTERNATIONAL ADVISORS, LP

                       CODE OF PROFESSIONAL RESPONSIBILITY

                             (As of April 15, 2002)

I.   INTRODUCTION

     This Code of Professional Responsibility ("Code") is intended to articulate the ethical, legal and moral responsibilities of all Directors and Employees ("Employees") of Philadelphia International Advisors ("PIA") as found in PIA's Code of Ethical Standards. It formalizes the principles, obligations and standards of behavior expected of all Employees. No attempt has been made to detail all responsibilities in all occasions. Employees are expected to apply the spirit of the Code in circumstances not specifically addressed.

     All Employees are obliged to monitor their personal and professional affairs so as not to discredit PIA. An Employee's personal conduct should reflect the highest professional standards of behavior. Employee behavior at work reflects upon PIA and its clients; therefore, Employees are expected to:

     -    Obey all laws and regulations that apply to PIA's business.

     - Avoid activities that could create conflicts of interest or even the appearance of a conflict of interest with PIA or a client.

     - Respect the confidentiality of information about those with whom PIA has business relationships as more fully articulated in PIA's Privacy Policy.

     All Employees are expected to read, understand and follow this Code. All Employees are required to acknowledge in writing that they have received a copy, have read it, understand its contents and have not violated any provision. Violation of any provision of this Code may result in disciplinary action including dismissal. Any violation of criminal law applicable to PIA's business, involving or located on PIA property will be reported to the appropriate authorities for prosecution.

     The examples that follow are only guidelines concerning the application of the standards. Any questions by an Employee concerning the application of this Code to their circumstance should be addressed to the Employee's supervisor.

II.  LAWS & REGULATIONS

     Numerous national, state and local laws of the U.S., Canada and other countries apply to PIA and its business. Employees are expected to conduct all business dealings according to these laws. Violating any of them could subject the Employee or PIA to criminal and civil penalties. Employees should contact their supervisor with any questions about laws or how they apply to particular situations.

     A. ANTI-COMPETITIVE ACTIVITIES - The Sherman Antitrust Act prohibits any combination, conspiracy or agreement among competitors to restrict or prevent competition. A specific violation of this Act could be a formal or informal agreement between an Employee and a competitor of PIA to (i) fix prices, (ii) allocate markets, (iii) allocate funds or
          (iv) refuse to deal with particular suppliers or clients.

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          Employees must avoid any agreements with PIA's competitors (or even circumstances that might give the appearance of such agreements) relating to how PIA conducts its business. Employees should be especially careful at social or professional gatherings and at trade association meetings.

          A "tying arrangement" is one in which a seller conditions his sale of a product or service on a buyer's purchase of a separate product or service. For instance, Employees may not tie services to obtaining or assisting in obtaining a grant, a contract or services from a client or any account at PIA.

     B. ILLEGAL USE OF CORPORATE FUNDS - The purpose of any transaction that relates to PIA funds or assets must be revealed and recorded at the time of the transaction. An Employee:

          - may not record or participate in the recording of incorrect or fictitious entries in the books or records of PIA;

          - may not use PIA funds or assets for political contributions in connection with federal, state or local elections. For purposes of this provision, an Employee's time during regular working hours, PIA equipment and supplies, office space, clerical help and advertising facilities are all considered corporate assets;

          - may not make any payment for an expressed purpose on PIA's behalf to any individual who intends to use the money for a different purpose; or

          - may not make payments, whether corporate or personal, of cash or other items of value to political candidates, to government officials, or to businesses, that are designed to influence their judgment or actions in connection with any PIA activity.

          It is PIA's policy not to take sides (whether in financial support or endorsement) in political elections. Where necessary and appropriate, PIA will participate in political lobbying conducted by industry or trade organizations for the purpose of influencing legislation affecting PIA's business.

     C. CRIMINAL LAWS - A number of criminal statutes apply to Employees of all financial institutions. These laws generally forbid such activities as:

          -    accepting a fee, commission or gift for obtaining a service;

          -    stealing, embezzling or misapplying corporate funds or assets;

          - using threats, physical force or other unauthorized means to collect money;

          -    recording false entries;

          - using corporate funds or assets to finance campaigns for political office;

          - making a loan or giving a gift to an examiner who has the authority to examine PIA;

          -    misusing federal records and documents;

          - accessing PIA's computerized financial records without authorization; or

          -    defrauding PIA.

          Criminal statutes also provide a penalty for those who know that a criminal offense has been committed and who helps the criminal avoid capture or punishment. Employees who suspect criminal activity should notify all members of the Executive Committee.

III. CONFLICTS OF INTEREST

     Employees cannot participate in any activity that could cause a conflict of interest or give the appearance of a conflict of interest. As a rule of thumb, any time that an Employee has a financial interest in a transaction or activity, a conflict of interest exists. Care should then be taken to address, manage or remove the conflict pursuant to applicable PIA policies or procedures.

     A. TRANSACTIONS WITH PIA OR PARTIES RELATED TO PIA - Employees must put the interests of the client, then the interests of PIA ahead of their own personal interests. Generally, an Employee will have a conflict of interest if there is a difference between an Employee's personal interests and the interests of PIA and/or PIA's clients. A conflict of interest is broadly defined to occur when an Employee allows any interest, activity or influence outside of PIA to:

          -    influence the Employee's judgment when acting on behalf of PIA;

          -    compete against PIA;

          -    negatively affect the way the Employee performs regular duties;
               or

          -    harm PIA's reputation.

          Employees cannot participate in any activity that could cause a conflict of interest or give the appearance of a conflict of interest. Care should then be taken to address, manage or remove the conflict pursuant to applicable PIA policies or procedures.

          1. SECURITIES - PIA will not invest in the stock and obligations of, or assets acquired from:

               -    PIA or any of its directors, officers, or Employees;

               - affiliates of PIA or any of their directors, officers, or Employees; or

               - other individuals or entities with whom there exists an interest that might affect PIA's exercise of its best judgment.

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          2.   LOANS, SALES, OR OTHER TRANSFERS FROM FIDUCIARY ACCOUNTS - PIA
               will not lend, sell, or otherwise transfer assets of a client account to:

               -    PIA or any of its directors, officers, or Employees;

               - affiliates of PIA or any of their directors, officers, or Employees; or

               - other individuals or entities with whom there exists an interest that might affect the PIA's exercise of its best judgment.

          3. CONFLICTS OF INTEREST - Employees are restricted from becoming involved in certain business dealings with PIA and others. Employees are prohibited from:

               - Directly or indirectly, buying assets from or selling assets to PIA or any account for which PIA acts;

               - Representing PIA in any transactions requiring judgment or discretion with a person or organization in which the Employee has a financial or material interest. For example,

               - Managing an account of a relative or close personal friend might impair or appear to impair professional judgment or the performance of duties. Therefore, Employees should avoid such transactions. Any exception needs the approval of the Executive Committee.

          B. Outside Activities - EMPLOYEES ARE EXPECTED TO AVOID ANY OUTSIDE INTEREST OR ACTIVITY THAT WILL INTERFERE WITH THEIR DUTIES.

               1. GENERAL GUIDELINES - An Employee's outside interests or activities:

                    - should not significantly encroach on the time or attention devoted to their duties;

                    -    should not adversely affect the quality of their work;

                    - should not involve any significant use of PIA's equipment, facilities, or supplies;

                    - should not imply PIA's sponsorship or support (for example, through the use of PIA's stationery for personal purposes); and

                    -    should not adversely effect the reputation of PIA.

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               2.   APPOINTMENTS - All Employees must obtain prior approval from the head of the Executive Committee before accepting any fiduciary appointment, directorship or other outside position. An Employee may not:

                    - represent any non-PIA company in any transaction with PIA, which involves the exercise of discretion on the part of either party;

                    - accept a position as an officer or director of a corporation or become a member of a business partnership.

                    This provision does not apply to limited partnerships solely for investment purposes or services as director or officer of purely social, civil, religious or charitable institutions. Exceptions to this provision must be authorized by the Executive Committee.

               3. POLITICAL ACTIVITIES - PIA encourages Employees to take an active interest in political and governmental affairs and to keep informed concerning political issues and candidates. However, an Employee may not act as a representative of PIA in any political activity unless specifically authorized to do so by the Executive Committee.

               4. OUTSIDE EMPLOYMENT - An Employee may not accept outside employment as one who prepares, audits, or certifies statements or documents pertinent to PIA's business. In addition, Employees must obtain approval from the Executive Committee before accepting employment:

                    - as a broker, contractor, or agent who engages in real estate transactions such as negotiating and selling mortgages, making investments for other, appraising property, or collecting rents; or

                    - as an attorney, tax or investment counselor or insurance broker or agent.

                    Employees may also be prohibited by law from participating in "interlocking affiliations", that is, dual service, in the following areas:

                    - as an Employee of an organization which is primarily engaged in the issue, flotation, underwriting, public sale or distribution of stocks, bonds or other securities;

                    - as a director, officer or Employee of any commercial bank, banking association, trust company or savings bank; or

                    - as a director or officer of a registered public utility holding company or subsidiary.

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     C.   ACCEPTING GIFTS - Employees may not accept gifts from clients for providing PIA services.

          Employees may not accept gifts under circumstances intended to influence the Employee. For instance, Employees may not accept gifts from consultants, attorneys, insurance and real estate agents, salesmen, brokers, accountants, or other potential referral recipients.

          Gifts include receipt of cash, securities, property, special discounts and free services.

          These restrictions do not apply to:

          -    gifts or bequests receive based on family relationships;

          - food and entertainment received at a regular luncheon, dinner or business meeting;

          - loans from banks or other financial institutions received on regular terms to finance proper credit needs;

          - advertising or promotional material received which has a value not exceeding $100;

          - awards received from charitable, civic, religious or similar organizations for contributions or service; or

          - non-cash gifts of nominal value ($100.00) received from or given to clients or suppliers for holidays, birthdays or other special occasions.

          Employees are expected to use particular care and good judgment to achieve and maintain independence and objectivity. To this end, any unsolicited entertainment at a social, cultural or sporting event, provided by any person or entity that does business with or on behalf of PIA, must include both the Employee and the representative of the sponsoring firm. If tickets to these types of events are provided to an Employee without a representative of the sponsor in attendance, then the prior approval of any of the members of the PIA Executive Committee is required.

     D. MAKING GIFTS - Employees may not offer gifts under circumstances intended to influence a client or a supplier in conducting business. Employees may not make gifts to clients without the prior approval of the President.

          Employees may not make gifts of cash or other property to consultants, attorneys, insurance and real estate agents, salesmen, brokers, accountants, etc., for giving or referring business to PIA.

          These restrictions do not apply to:

          -    gifts or bequests based on family relationships;

          - food and entertainment at a regular luncheon, dinner or business meeting;

          -    advertising or promotional material; or

          - non-cash gifts of nominal value ($100.00) given to clients or suppliers for holidays, birthdays or other special occasions.

     E. HONORARIA - No Employee or any member of the Employee's immediate family may accept cash honoraria for public speaking or writing services on behalf of PIA. If a cash honorarium is tendered, an Employee may request that it be donated to a charity of their choice. Employees may accept non-cash honoraria of limited value with the approval of a member of the PIA Executive Committee. Employees may also accept reimbursement of related expenses.

     F. REFERRALS - Employees may name several candidates without indicated favoritism when asked by a client to recommend consultants, attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, etc. Under no circumstances may an Employee make a recommendation if there is the appearance that the Employee may benefit from making it. Employees may not recommend a family member. An Employee may include a family member's firm or other professionals associated with a family member if such relationship is disclosed to the client.

     G. INVESTMENTS - Because investments can lead to conflicts of interest, ALL EMPLOYEES must follow these investment guidelines. In addition, all Employee are required to follow additional restrictions contained in PIA's Personal Trading Guidelines.

          1. INVESTMENTS EMPLOYEES MAY NOT MAKE - When considering investment, you may not invest (directly or indirectly) in a publicly held security whenever:

               - such a transaction would place PIA under obligation (financial or other) to any investment banking or brokerage firm or to the seller or issuer of the security;

               - Employee knows PIA is in the process of buying or selling the security for its own account or for the account of others;

               - Employee possesses information not available to the general public that is likely to affect the price of the security;

               - Employee is considering acting as advisor to the issuer of the security, or

               - Employee is recommending the sale or purchase of the security.

          2. INVESTMENTS THAT REQUIRE APPROVAL - Employees are required to obtain approval from the Executive Committee:

               - before investing (directly or indirectly) in a privately held company which is a PIA client;

               - if Employee subsequently becomes aware that he/she holds (directly or indirectly) stock in a privately held company which is a PIA client; or

               - if Employee has responsibility for providing services to a company that is a PIA client and attempts to acquire or hold more than 5% of the shares of that client's stock.

               Rules of various stock exchanges require brokers to obtain PIA's approval for the opening of accounts for Employees. Because margin trading can create serious financial problems, all Employees are urged to avoid margin transactions.

     H. CLIENTS AND SUPPLIERS - In dealing with clients and suppliers, situations sometimes occur that may create a conflict or the appearance of a conflict of interest. To avoid such situations, corporate policies were developed in the following areas:

          1. LOANS - Employees are not permitted to borrow from or lend personal funds to clients, brokers, or suppliers of PIA. Credit transactions in the normal course of business (for example, transacting business with a recognized lending institution or charging items at a department store) are not included in this restriction.

          2. ADVISING CLIENTS - Employees may be asked by a client to make a statement regarding the legal implications of a proposed transaction. Employee cannot give legal advice to clients unless giving such advice is part of their regular corporate responsibilities. Employees should be cautious that statements are not inappropriately interpreted as giving legal advice.

          3. FINANCIAL INCENTIVES FROM MUTUAL FUNDS AND OTHER INVESTMENTS VENDORS - Generally, neither PIA nor any of its Employees may accept financial incentives from vendors of mutual funds or other investments with which it does business on behalf of fiduciary accounts. Financial incentives include anything of more than nominal value which PIA or its Employees may receive directly or indirectly from a vendor, including items such as 12b-1 fees, computer equipment and seminars. Each decision to give business to a particular vendor must be made solely on the basis of factors which relate to the appropriateness of that vendor and its services or products for the accounts which will use them. PIA should never place itself in a position where the receipt of financial benefits in connection with any transaction may influence its judgment.

IV.  CONFIDENTIALITY

     Employees routinely have knowledge, reports or statements about PIA's business or possess confidential information about the private or business affairs of PIA's clients and suppliers. Such information is privileged and must be held in the strictest confidence.

     Confidential information is to be used only for corporate purposes. Under no circumstances may an Employee use such information for personal gain or pass it on to any person outside of PIA, including family or friends, or even to other Employees who do not need such information to carry out their duties.

     Please refer to PIA's Privacy Policy.

     Employees may possess confidential information about those with whom PIA has business relationships. If released, such information could have a significant effect on their operations, business reputation or the market price of their securities. Disclosing such information could expose both the Employee and PIA to liability for damages. Such information must be kept confidential.

     A. FINANCIAL - Financial information about PIA is confidential unless it has been published in reports to shareholders or otherwise has been make available to the public. Except as required by law, financial information is not to be released to any person. Any questions about disclosing financial information shall be referred to a member of the PIA Executive Committee.

     B. REGULATORY - PIA is periodically examined by regulatory examiners. Any reports made by those regulatory agencies are the property of those agencies and strictly confidential. Employees may not give copies of regulatory reports to anyone, including examiners from other regulatory agencies.

          There may be civil and/or criminal sanctions for giving a regulatory report to an unauthorized person. Giving information from those reports to anyone not officially connected with PIA is a criminal offense. Any questions about disclosing regulatory information shall be referred to a member of the PIA Executive Committee.

     C. PROPRIETARY - Certain non-financial information developed by PIA, such as business plans, methods of doing business, computer software and databases, is information that is proprietary and confidential. Employees are not to disclose it to anyone outside of PIA or use it directly or indirectly for their personal benefit or for the benefit of any third party that is not entitled to such information.

     D. INVESTMENT - PIA forbids any officer, director, or Employee from trading, either personally or on behalf of a client account, on material nonpublic information, or communicating material nonpublic information to other persons in violation of the law. This conduct is frequently referred to as

          "insider trading". PIA's Code applies to every officer, director, and Employee and extends to activities within and outside their duties for PIA. Please refer to PIA's Personal Trading Guidelines.

V.   SEPARATION OF DUTIES AND CONTROLS

     It is PIA's policy that no one person shall handle all aspects of a transaction from beginning to end. To assure compliance with this Code, operating procedures should provide for:

     - the appropriate separation of duties among those who: initiate transactions maintain books of record maintain custody over or control the movement of securities and/or other assets;

     - the appropriate separation of duties among those who make decisions concerning the selection of investment vehicles for fiduciary accounts and those who are involved in the business servicing of clients issuing such investment vehicles;

     - dual control in connection with the transfer and redemption of securities;

     - the independence of account officers and Employees approving or reconciling accounts from those disbursing funds; and

     - the prohibition of receipt or release of securities or other assets without supporting documents and authorization tickets signed by authorized individuals whom are independent of the transactions being processed.

                     PHILADELPHIA INTERNATIONAL ADVISORS, LP

                       CODE OF PROFESSIONAL RESPONSIBILITY

                             (As of April 15, 2002)

I.   INTRODUCTION

     This Code of Professional Responsibility ("Code") is intended to articulate the ethical, legal and moral responsibilities of all Directors and Employees ("Employees") of Philadelphia International Advisors ("PIA") as found in PIA's Code of Ethical Standards. It formalizes the principles, obligations and standards of behavior expected of all Employees. No attempt has been made to detail all responsibilities in all occasions. Employees are expected to apply the spirit of the Code in circumstances not specifically addressed.

     All Employees are obliged to monitor their personal and professional affairs so as not to discredit PIA. An Employee's personal conduct should reflect the highest professional standards of behavior. Employee behavior at work reflects upon PIA and its clients; therefore, Employees are expected to:

     -    Obey all laws and regulations that apply to PIA's business.

     - Avoid activities that could create conflicts of interest or even the appearance of a conflict of interest with PIA or a client.

     - Respect the confidentiality of information about those with whom PIA has business relationships as more fully articulated in PIA's Privacy Policy.

     All Employees are expected to read, understand and follow this Code. All Employees are required to acknowledge in writing that they have received a copy, have read it, understand its contents and have not violated any provision. Violation of any provision of this Code may result in disciplinary action including dismissal. Any violation of criminal law applicable to PIA's business, involving or located on PIA property will be reported to the appropriate authorities for prosecution.

     The examples that follow are only guidelines concerning the application of the standards. Any questions by an Employee concerning the application of this Code to their circumstance should be addressed to the Employee's supervisor.

II.  LAWS & REGULATIONS

     Numerous national, state and local laws of the U.S., Canada and other countries apply to PIA and its business. Employees are expected to conduct all business dealings according to these laws. Violating any of them could subject the Employee or PIA to criminal and civil penalties. Employees should contact their supervisor with any questions about laws or how they apply to particular situations.

     A. ANTI-COMPETITIVE ACTIVITIES - The Sherman Antitrust Act prohibits any combination, conspiracy or agreement among competitors to restrict or prevent competition. A specific violation of this Act could be a formal or informal agreement between an Employee and a competitor of PIA to (i) fix prices, (ii) allocate markets, (iii) allocate funds or
          (iv) refuse to deal with particular suppliers or clients.

          Employees must avoid any agreements with PIA's competitors (or even circumstances that might give the appearance of such agreements) relating to how PIA conducts its business. Employees should be especially careful at social or professional gatherings and at trade association meetings.

          A "tying arrangement" is one in which a seller conditions his sale of a product or service on a buyer's purchase of a separate product or service. For instance, Employees may not tie services to obtaining or assisting in obtaining a grant, a contract or services from a client or any account at PIA.

     B. ILLEGAL USE OF CORPORATE FUNDS - The purpose of any transaction that relates to PIA funds or assets must be revealed and recorded at the time of the transaction. An Employee:

          - may not record or participate in the recording of incorrect or fictitious entries in the books or records of PIA;

          - may not use PIA funds or assets for political contributions in connection with federal, state or local elections. For purposes of this provision, an Employee's time during regular working hours, PIA equipment and supplies, office space, clerical help and advertising facilities are all considered corporate assets;

          - may not make any payment for an expressed purpose on PIA's behalf to any individual who intends to use the money for a different purpose; or

          - may not make payments, whether corporate or personal, of cash or other items of value to political candidates, to government officials, or to businesses, that are designed to influence their judgment or actions in connection with any PIA activity.

          It is PIA's policy not to take sides (whether in financial support or endorsement) in political elections. Where necessary and appropriate, PIA will participate in political lobbying conducted by industry or trade organizations for the purpose of influencing legislation affecting PIA's business.

     C. CRIMINAL LAWS - A number of criminal statutes apply to Employees of all financial institutions. These laws generally forbid such activities as:

          -    accepting a fee, commission or gift for obtaining a service;

          -    stealing, embezzling or misapplying corporate funds or assets;

          - using threats, physical force or other unauthorized means to collect money;

          -    recording false entries;

          - using corporate funds or assets to finance campaigns for political office;

          - making a loan or giving a gift to an examiner who has the authority to examine PIA;

          -    misusing federal records and documents;

          - accessing PIA's computerized financial records without authorization; or

          -    defrauding PIA.

          Criminal statutes also provide a penalty for those who know that a criminal offense has been committed and who helps the criminal avoid capture or punishment. Employees who suspect criminal activity should notify all members of the Executive Committee.

III. CONFLICTS OF INTEREST

     Employees cannot participate in any activity that could cause a conflict of interest or give the appearance of a conflict of interest. As a rule of thumb, any time that an Employee has a financial interest in a transaction or activity, a conflict of interest exists. Care should then be taken to address, manage or remove the conflict pursuant to applicable PIA policies or procedures.

     A. TRANSACTIONS WITH PIA OR PARTIES RELATED TO PIA - Employees must put the interests of the client, then the interests of PIA ahead of their own personal interests. Generally, an Employee will have a conflict of interest if there is a difference between an Employee's personal interests and the interests of PIA and/or PIA's clients. A conflict of interest is broadly defined to occur when an Employee allows any interest, activity or influence outside of PIA to:

          -    influence the Employee's judgment when acting on behalf of PIA;

          -    compete against PIA;

          -    negatively affect the way the Employee performs regular duties;
               or

          -    harm PIA's reputation.

          Employees cannot participate in any activity that could cause a conflict of interest or give the appearance of a conflict of interest. Care should then be taken to address, manage or remove the conflict pursuant to applicable PIA policies or procedures.

          1. SECURITIES - PIA will not invest in the stock and obligations of, or assets acquired from:

               -    PIA or any of its directors, officers, or Employees;

               - affiliates of PIA or any of their directors, officers, or Employees; or

               - other individuals or entities with whom there exists an interest that might affect PIA's exercise of its best judgment.

          2. LOANS, SALES, OR OTHER TRANSFERS FROM FIDUCIARY ACCOUNTS - PIA will not lend, sell, or otherwise transfer assets of a client account to:

               -    PIA or any of its directors, officers, or Employees;

               - affiliates of PIA or any of their directors, officers, or Employees; or

               - other individuals or entities with whom there exists an interest that might affect the PIA's exercise of its best judgment.

          3. CONFLICTS OF INTEREST - Employees are restricted from becoming involved in certain business dealings with PIA and others. Employees are prohibited from:

               - Directly or indirectly, buying assets from or selling assets to PIA or any account for which PIA acts;

               - Representing PIA in any transactions requiring judgment or discretion with a person or organization in which the Employee has a financial or material interest. For example,

               - Managing an account of a relative or close personal friend might impair or appear to impair professional judgment or the performance of duties. Therefore, Employees should avoid such transactions. Any exception needs the approval of the Executive Committee.

     B. OUTSIDE ACTIVITIES - Employees are expected to avoid any outside interest or activity that will interfere with their duties.

          1. GENERAL GUIDELINES - An Employee's outside interests or activities:

               - should not significantly encroach on the time or attention devoted to their duties;

               -    should not adversely affect the quality of their work;

               - should not involve any significant use of PIA's equipment, facilities, or supplies;

               - should not imply PIA's sponsorship or support (for example, through the use of PIA's stationery for personal purposes); and

               -    should not adversely effect the reputation of PIA.

          2. APPOINTMENTS - All Employees must obtain prior approval from the head of the Executive Committee before accepting any fiduciary appointment, directorship or other outside position. An Employee may not:

               - represent any non-PIA company in any transaction with PIA, which involves the exercise of discretion on the part of either party; accept a position as an officer or director of a corporation or become a member of a business partnership.

               This provision does not apply to limited partnerships solely for investment purposes or services as director or officer of purely social, civil, religious or charitable institutions. Exceptions to this provision must be authorized by the Executive Committee.

          3. POLITICAL ACTIVITIES - PIA encourages Employees to take an active interest in political and governmental affairs and to keep informed concerning political issues and candidates. However, an Employee may not act as a representative of PIA in any political activity unless specifically authorized to do so by the Executive Committee.

          4. OUTSIDE EMPLOYMENT - An Employee may not accept outside employment as one who prepares, audits, or certifies statements or documents pertinent to PIA's business. In addition, Employees must obtain approval from the Executive Committee before accepting employment:

               - as a broker, contractor, or agent who engages in real estate transactions such as negotiating and selling mortgages, making investments for other, appraising property, or collecting rents; or

               - as an attorney, tax or investment counselor or insurance broker or agent.

               Employees may also be prohibited by law from participating in "interlocking affiliations", that is, dual service, in the following areas:

               - as an Employee of an organization which is primarily engaged in the issue, flotation, underwriting, public sale or distribution of stocks, bonds or other securities;

               - as a director, officer or Employee of any commercial bank, banking association, trust company or savings bank; or o as a director or officer of a registered public utility holding company or subsidiary.

          C. ACCEPTING GIFTS - Employees may not accept gifts from clients for providing PIA services.

               Employees may not accept gifts under circumstances intended to influence the Employee. For instance, Employees may not accept gifts from consultants, attorneys, insurance and real estate agents, salesmen, brokers, accountants, or other potential referral recipients.

               Gifts include receipt of cash, securities, property, special discounts and free services.

               These restrictions do not apply to:

               -    gifts or bequests receive based on family relationships;

               - food and entertainment received at a regular luncheon, dinner or business meeting;

               - loans from banks or other financial institutions received on regular terms to finance proper credit needs;

               - advertising or promotional material received which has a value not exceeding $100;

               - awards received from charitable, civic, religious or similar organizations for contributions or service; or

               - non-cash gifts of nominal value ($100.00) received from or given to clients or suppliers for holidays, birthdays or other special occasions.

               Employees are expected to use particular care and good judgment to achieve and maintain independence and objectivity. To this end, any unsolicited entertainment at a social, cultural or sporting event, provided by any person or entity that does business with or on behalf of PIA, must include both the Employee and the representative of the sponsoring firm. If tickets to these types of events are provided to an Employee without a representative of the sponsor in attendance, then the prior approval of any of the members of the PIA Executive Committee is required.

     D. MAKING GIFTS - Employees may not offer gifts under circumstances intended to influence a client or a supplier in conducting business. Employees may not make gifts to clients without the prior approval of the President.

          Employees may not make gifts of cash or other property to consultants, attorneys, insurance and real estate agents, salesmen, brokers, accountants, etc., for giving or referring business to PIA.

          These restrictions do not apply to:

          -    gifts or bequests based on family relationships;

          - food and entertainment at a regular luncheon, dinner or business meeting;

          -    advertising or promotional material; or

          - non-cash gifts of nominal value ($100.00) given to clients or suppliers for holidays, birthdays or other special occasions.

     E. HONORARIA - No Employee or any member of the Employee's immediate family may accept cash honoraria for public speaking or writing services on behalf of PIA. If a cash honorarium is tendered, an Employee may request that it be donated to a charity of their choice. Employees may accept non-cash honoraria of limited value with the approval of a member of the PIA Executive Committee. Employees may also accept reimbursement of related expenses.

     F. REFERRALS - Employees may name several candidates without indicated favoritism when asked by a client to recommend consultants, attorneys, accountants, insurance brokers or agents, stock brokers, real estate agents, etc. Under no circumstances may an Employee make a recommendation if there is the appearance that the Employee may benefit from making it. Employees may not recommend a family member. An Employee may include a family member's firm or other professionals associated with a family member if such relationship is disclosed to the client.

     G. INVESTMENTS - Because investments can lead to conflicts of interest, ALL EMPLOYEES must follow these investment guidelines. In addition, all Employee are required to follow additional restrictions contained in PIA's Personal Trading Guidelines.

          1. INVESTMENTS EMPLOYEES MAY NOT MAKE - When considering investment, you may not invest (directly or indirectly) in a publicly held security whenever:

               - such a transaction would place PIA under obligation (financial or other) to any investment banking or brokerage firm or to the seller or issuer of the security;

               - Employee knows PIA is in the process of buying or selling the security for its own account or for the account of others;

               - Employee possesses information not available to the general public that is likely to affect the price of the security;

               - Employee is considering acting as advisor to the issuer of the security, or

               - Employee is recommending the sale or purchase of the security.

          2. INVESTMENTS THAT REQUIRE APPROVAL - Employees are required to obtain approval from the Executive Committee:

               - before investing (directly or indirectly) in a privately held company which is a PIA client;

               - if Employee subsequently becomes aware that he/she holds (directly or indirectly) stock in a privately held company which is a PIA client; or

               - if Employee has responsibility for providing services to a company that is a PIA client and attempts to acquire or hold more than 5% of the shares of that client's stock.

               Rules of various stock exchanges require brokers to obtain PIA's approval for the opening of accounts for Employees. Because margin trading can create serious financial problems, all Employees are urged to avoid margin transactions.

          H. CLIENTS AND SUPPLIERS - In dealing with clients and suppliers, situations sometimes occur that may create a conflict or the appearance of a conflict of interest. To avoid such situations, corporate policies were developed in the following areas:

               1. LOANS - Employees are not permitted to borrow from or lend personal funds to clients, brokers, or suppliers of PIA. Credit transactions in the normal course of business (for example, transacting business with a recognized lending institution or charging items at a department store) are not included in this restriction.

               2. ADVISING CLIENTS - Employees may be asked by a client to make a statement regarding the legal implications of a proposed transaction. Employee cannot give legal advice to clients unless giving such advice is part of their regular corporate responsibilities. Employees should be cautious that statements are not inappropriately interpreted as giving legal advice.

               3. FINANCIAL INCENTIVES FROM MUTUAL FUNDS AND OTHER INVESTMENTS VENDORS - Generally, neither PIA nor any of its Employees may accept financial incentives from vendors of mutual funds or other investments with which it does business on behalf of fiduciary accounts. Financial incentives include anything of more than nominal value which PIA or its Employees may receive directly or indirectly from a vendor, including items such as 12b-1 fees, computer equipment and seminars. Each decision to give business to a particular vendor must be made solely on the basis of factors which relate to the appropriateness of that vendor and its services or products for the accounts which will use them. PIA should never place itself in a position where the receipt of financial benefits in connection with any transaction may influence its judgment.

IV.  CONFIDENTIALITY

     Employees routinely have knowledge, reports or statements about PIA's business or possess confidential information about the private or business affairs of PIA's clients and suppliers. Such information is privileged and must be held in the strictest confidence.

     Confidential information is to be used only for corporate purposes. Under no circumstances may an Employee use such information for personal gain or pass it on to any person outside of PIA, including family or friends, or even to other Employees who do not need such information to carry out their duties.

     Please refer to PIA's Privacy Policy.

     Employees may possess confidential information about those with whom PIA has business relationships. If released, such information could have a significant effect on their operations, business reputation or the market price of their securities. Disclosing such information could expose both the Employee and PIA to liability for damages. Such information must be kept confidential.

     A. FINANCIAL - Financial information about PIA is confidential unless it has been published in reports to shareholders or otherwise has been make available to the public. Except as required by law, financial information is not to be released to any person. Any questions about disclosing financial information shall be referred to a member of the PIA Executive Committee.

     B. REGULATORY - PIA is periodically examined by regulatory examiners. Any reports made by those regulatory agencies are the property of those agencies and strictly confidential. Employees may not give copies of regulatory reports to anyone, including examiners from other regulatory agencies.

          There may be civil and/or criminal sanctions for giving a regulatory report to an unauthorized person. Giving information from those reports to anyone not officially connected with PIA is a criminal offense. Any questions about disclosing regulatory information shall be referred to a member of the PIA Executive Committee.

     C. PROPRIETARY - Certain non-financial information developed by PIA, such as business plans, methods of doing business, computer software and databases, is information that is proprietary and confidential. Employees are not to disclose it to anyone outside of PIA or use it directly or indirectly for their personal benefit or for the benefit of any third party that is not entitled to such information.

     D. INVESTMENT - PIA forbids any officer, director, or Employee from trading, either personally or on behalf of a client account, on material nonpublic information, or communicating material nonpublic information to other persons in violation of the law. This conduct is frequently referred to as "insider trading". PIA's Code applies to every officer, director, and Employee and extends to activities within and outside their duties for PIA. Please refer to PIA's Personal Trading Guidelines.

V.   SEPARATION OF DUTIES AND CONTROLS

     It is PIA's policy that no one person shall handle all aspects of a transaction from beginning to end. To assure compliance with this Code, operating procedures should provide for:

     - the appropriate separation of duties among those who: initiate transactions maintain books of record maintain custody over or control the movement of securities and/or other assets;

     - the appropriate separation of duties among those who make decisions concerning the selection of investment vehicles for fiduciary accounts and those who are involved in the business servicing of clients issuing such investment vehicles;

     - dual control in connection with the transfer and redemption of securities;

     - the independence of account officers and Employees approving or reconciling accounts from those disbursing funds; and

     - the prohibition of receipt or release of securities or other assets without supporting documents and authorization tickets signed by authorized individuals whom are independent of the transactions being processed.

                     PHILADELPHIA INTERNATIONAL ADVISORS, LP

                           PERSONAL TRADING GUIDELINES

                            (As of January 24, 2003)

PIA has an ethical code of conduct written into its Code of Professional Responsibility. These Guidelines are a supplement to the Code of Professional Responsibility, primarily to document the internal control structure employed by PIA.

PIA's investment staff includes Chartered Financial Analyst charterholders and voluntarily holds itself to the standards of the Association for Investment Management and Research (AIMR). Each Chartered Financial Analyst charterholder must abide by the code of ethics established by their professional organization. One of the overriding principles of AIMR's Code of Ethics and Standards of Professional Conduct endorsed at PIA is that the interest of clients, then the employer, must take priority over the personal investing interests of the individual.

The Glenmede International Funds and several other PIA relationships operate in a regulated environment, subject to examination by THE Securities and Exchange Commission (SEC) and the rules established under the Investment Company Act of 1940, as amended. As a sub-advisor/advisor to registered investment companies, PIA is subject specifically to Rule 17j-1.

The restrictions listed below may not fit every personal trading situation that develops for PIA and its employees. Should an individual feel compelled to enter into transactions outside the scope of these restrictions, the Executive Committee, or designee, shall have sole discretion to approve deviations to these restrictions using the ICI's Report to the Division of Investment Management U.S. Securities and Exchange Commission Implementation of the Institute's Recommendations on Personal Investing as the consensus of all the permutations used throughout the industry in putting personal trading restrictions in place.

I.   DEFINITIONS

     A. ACCESS PERSON - All employees, directors, and officers of PIA are deemed Access Persons.

     B. MUTUAL FUND ACCESS PERSON - Any employee who manages assets of a mutual fund registered under the Investment Company Act of 1940, as amended, and all support staff to such persons. Unless otherwise indicated, all requirements, restrictions and prohibitions contained within these Guidelines applicable to Access Persons shall include and be applicable to Mutual Fund Access Persons.

II.  PERSONAL TRADING RESTRICTIONS

     A. PRE-CLEARANCE - Access Persons are required to pre-clear all securities investments in which they have a direct or indirect beneficial interest. This provision applies to all equities and fixed income securities. No pre-clearance is required for any security that is exempt from quarterly reporting (See Part III, Item J below for a list of exempt securities).

     B. BLACKOUT PERIODS - The provisions below apply to all equity and fixed income securities.

          1. An Accesss Person's preclearance requests will not be approved for any security transaction when PIA has executed a trade in that security during that day, the previous day, or has a pending transaction in that same security for PIA's mutual fund clients (a "Fund", or collectively, the "Funds").

          2. A Mutual Fund Access Person may not trade in a security within at least seven calendar days before and after a Fund he or she manages trades in that security.

     C.   DISGORGEMENT

          Disgorged Profits Any moneys accrued in the event of a personal trading violation shall not benefit the Access Person or PIA. Access Persons are required to remit the disgorged profits to PIA within five business days of the reversing transaction (calculating their personal capital gain resulting from the reversal, and retaining the amount to pay the tax due on the gain.). However, should any client incur a loss as a result of the personal trade, then full disgorgement regardless of taxes due must be made. A net payment in the form of a cashier's check made payable to a charity of their choice (one holding an appropriate IRS determination letter) or a Fund, if applicable, should be given to the Compliance Officer.

          Purchases in Violation of the Guidelines If a security is purchased in violation of PIA's Personal Trading Guidelines, then the Access Person must "break the trade" by immediately reversing the transaction regardless of whether a profit or loss occurs from the transaction. An Access Person must disgorge any profits and assume any losses, even if the transaction was done innocently and discovered afterward.

          Sales in Violation of the Guidelines

               If an Acc ss Person sells a security in violation of the Personal
                    Trading Guidelines the same day PIA traded the security, then the Compliance Officer will calculate the average price at which PIA traded in that security that day. If the Access Person received a better price for their personal trade, they will be required to disgorge the difference between their price and PIA's price multiplied by the number of shares they sold. If a sell violation is a "second strike" the Access Person must disgorge either the amount described above, or $100, whichever is greater.

     D. INITIAL PUBLIC OFFERINGS - PIA prohibits Access Persons from acquiring any direct or indirect beneficial interest in securities in an IPO, except for the purchase of government issues such as municipal bonds and/or other government securities.

     E. PRIVATE PLACEMENTS - PIA prohibits all Access Persons from acquiring a direct or indirect beneficial interest in private placements issued by a public company. If an Access Person desires to acquire a beneficial interest in private placements issued by other entities, the Access Person must submit a written request to the CIO documenting that there is no conflict with any PIA client account or the investment strategy of a Fund. Access Persons who have been authorized to acquire securities in a private placement must disclose that investment when they play a part in any Fund's subsequent consideration of an investment in the issuer. In such circumstances, the decision to purchase securities of the issuer for a Fund should be subject to an independent review by investment personnel with no personal interest in the issuer.

     F. SHORT-TERM TRADING PROFITS - In general, PIA advocates long-term investing. All Access Persons are prohibited from directly or indirectly profiting in the purchase and sale, or sale and purchase of the same or equivalent securities within 60 calendar days. Any profits realized on such short-term trades should be disgorged, as discussed above in Item C Disgorgement. This provision applies to all equities and fixed income securities.

          In special situations, the Chief Investment Officer (CIO) has the authority to approve short-term trades on a case-by-case basis and waive application of the disgorgement provision set forth in Item C - Disgorgement.

     G. GIFTS - All Access Persons are prohibited from receiving moneys in any form (other than their PIA compensation package) from any person or entity that does business with or on behalf of a client. Receipt of gifts, gratuities, hospitalities, or other things of more than $100 face or retail value, is also prohibited.

          Access Persons are expected to use particular care and good judgment to achieve and maintain independence and objectivity. To this end, any unsolicited entertainment at a social, cultural or sporting event, provided by any person or entity that does business with or on behalf of a Fund, MUST INCLUDE BOTH the Access Person AND the representative of the sponsoring firm. If tickets to these types of events are provided to the Access Person WITHOUT a representative of the sponsor in attendance, then the prior approval of the Compliance Officer or President is required.

          Exception - the rules on gifts do not apply to:

          1. food and entertainment relating to a regular luncheon, dinner, or business meeting;

          2. awards received for contributions or service to charitable, civic, religious or industry related organizations; or

          3.   honoraria for speaking engagements.

     H. SERVICE AS DIRECTORS - PIA has no prohibition on Access Persons serving on the boards of publicly traded companies (subject to provisions of our governing state charters), provided the individual receives the prior approval of the CIO and makes the appropriate disclosures on their conflict acknowledgment forms, at the time of appointment and annually thereafter. A determination by the CIO that the board service would be consistent with the interests of PIA and its partners and clients should be noted in the disclosure. In such circumstances, the decision to purchase securities of the issuer for a Fund should be subject to an independent review by investment personnel with no personal interest in the issuer.

III. COMPLIANCE PROCEDURES

     A. APPLICABLE ACCOUNTS - The previous restrictions and the following procedures apply to the following types of accounts of Access Persons:

          1.   accounts of the Access Person;

          2.   accounts of the Access Person's spouse;

          3. accounts of minor children of the Access Person and all members of the Access Person's household;

          4. accounts subject to the discretion or control of the Access Person or any member of the Access Person's household (i.e. relatives, parents, in-laws, non-married couples living together, custodial accounts, trust accounts, IRA's, 401(k) plan accounts not invested in exempt securities (refer to Part III. Item H.); and

          5. any other accounts in which the Access Person or a member of the Access Person's household has an interest or an ability to influence transactions (i.e. joint tenant accounts, co-trustee accounts, investment clubs, etc.).

     B. PRE-CLEARANCE POLICY - Access Persons are required to pre-clear all securities investments in which they have a direct or indirect beneficial interest. This provision applies to all equities and fixed income securities. No pre-clearance is required for any security that is exempt from quarterly reporting (See this Part III, Item H below for a list of exempt securities).

     C. INITIAL HOLDINGS REPORT - Each Access Person shall disclose all personal securities holdings to the Compliance Officer not later than 10 days after becoming an Access Person. The Initial Report shall contain the following information:

          1. the title, number of shares and principal amount of each security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

          2. the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and the date that the Access Person submitted the Initial Report.

     D. RECORDS OF SECURITIES TRANSACTIONS - Access Persons are further required to direct their broker to supply the Compliance Officer with duplicate copies of regular statements and confirmations of all securities transactions executed in which the Access Person has a direct or indirect beneficial interest.

          The Compliance Officer will compare all approved trades to the confirmations and statements and on a monthly basis identify any trades executed in violation of these Guidelines. The Compliance Officer will contact the Access Person to confirm a violation and issue a memo to the Access Person outlining the facts and circumstances of any violation and any corrective action. The memo will be included in the Compliance Officer's report to the Executive Committee and the Access Person will be given the opportunity to attend the meeting when such report is considered.

          All personal trading activity will be reported in summary form to the Executive Committee, which also will determine if additional corrective action is necessary in the event of a violation of these Guidelines. (See Part IV Sanctions).

     E. CERTIFICATION OF COMPLIANCE - PIA requires all Access Persons to certify in writing annually that they have read and understand these Guidelines as well as the associated Code of Professional Responsibility, and recognize that they are subject thereto. Further, all Access Persons will be required to certify annually that they have complied with all the requirements of these Personal Trading Guidelines and that they have disclosed or reported all personal securities transactions required of same.

     F. REVIEW BY A FUND'S BOARD OF DIRECTORS - The Glenmede Trust Company's Compliance Officer will prepare an annual report to the Board of Directors of any Fund , that discusses the following criteria:

          1.   a summary of existing procedures concerning personal investing;

          2.   highlights of any changes in procedures from year to year;

          3. identification of any material violations and sanctions imposed in response to the material violations ;

          4. identification of recommendations for change in existing restrictions or procedures; and

          5. certifies that PIA has adopted procedures reasonably necessary to prevent its Access Persons from violating the Code.

     G. QUARTERLY REPORT OF PERSONAL SECURITIES TRANSACTIONS - Every Access Person shall be required to submit a report of all personal securities transactions as follows:

          -    1st Quarter Report as of March 31st must be submitted by April
               10th;

          -    2nd Quarter Report as of June 30th must be submitted by July
               10th;

          - 3rd Quarter Report as of September 30th must be submitted by October 10th; and

          - 4th Quarter Report as of December 31st must be submitted by January 10th of the next year.

          The Report shall include at a minimum the following detailed information regarding any transaction during the quarter in a security in which the Access Person had any direct or indirect beneficial ownership:

          -    number of shares or par value of bond;

          -    type of security - name, ticker symbol, or description if a bond;

          -    nature of transaction - buy or sell;

          -    trade date;

          -    price and net amount in U.S. dollars;

          -    identification of broker transacted through;

          -    signature and date; and

          - date account was established (if the account is initiated during the quarter).

     H. ANNUAL HOLDINGS REPORTS. Annually, all Access Persons must report the following information (which information must be current as of a date no more than thirty (30) days before the report is submitted):

          - the title, number of shares and principal amount of each security (whether or not publicly traded) in which the Access Person had any direct or indirect beneficial ownership;

          - the name of any broker, dealer or bank with whom you maintain an account in which any securities are held for his or her direct or indirect benefit; and

          -    the date that the report is submitted.

     I. REVIEW OF REPORTS The Compliance Officer shall be responsible for collecting all reports required by this Section and reporting any delinquencies to the Executive Committee, which shall also determine what, if any, action needs to be taken with respect to a delinquent Access Person. (SEE PART IV SANCTIONS)

     J. EXEMPT SECURITIES - Certain securities are exempt from the reporting and pre-clearance requirements directed above. They include:

          1. securities issued by the Government of the United States (i.e. U.S. Treasuries), bankers' acceptances, bank certificates of deposit, commercial paper, and high quality short-term debt securities defined as instruments that have maturities at issuance of less than 366 days and that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization

          2.   shares of any registered open-end investment companies;

          3. securities purchased or sold in any account over which the Access Person has no direct or indirect influence or control;

          4. securities purchased or sold in a transaction, which is non-volitional on the part of either the Access Person or the Company;

          5. securities acquired as part of an automatic dividend reinvestment plan; and

          6. securities acquired upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

IV.  SANCTIONS

     The approved list of equity securities is proprietary information of PIA and used for portfolio management decisions of client accounts at PIA.

     Access Persons violating the provisions of the Code of Professional Responsibility or these Guidelines may be subject to sanctions, which may include, among other things, restrictions on such individual's personal securities trading, a letter of censure, suspension, or termination of the employment of such associates.

     An Access Person who innocently forgets to have a trade pre-cleared, will be subject to a "three strikes and you're out" approach. The first omission will be noted, the second omission will incur a written warning that will be included in the employee file; the third omission will be cause for termination. Any Access Person who receives a "strike" will have such strike removed and no notation to their employee file made if they continuously adhere to all of the requirements of the Code of Professional Responsibility and these Personal Trading Guidelines for three (3) consecutive months.